EXHIBIT 32.2

CERTIFICATION PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002, 10 U.S.C. SECTION 1350

In connection with the Quarterly Report on Form 10-Q of Hannon Armstrong Sustainable Infrastructure Capital, Inc. (the “Company”) for the period ended June 30, 2015 to be filed with the Securities and Exchange Commission on or about the date hereof (the “report”), I, J. Brendan Herron, Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.	The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

It is not intended that this statement be deemed to be filed for purposes of the Securities Exchange Act of 1934.

Date: August 7, 2015	By:	/s/ J. Brendan Herron
		Name:	J. Brendan Herron
		Title:	Chief Financial Officer and Executive Vice President